UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                         Date of Report: March 19, 2021

                       PURE HARVEST CORPORATE GROUP, INC.
                    ----------------------------------------
                     (Name of registrant as specified in its
                                    charter)

        Colorado                   333-212055               71-0952431
   ------------------          --------------------      ---------------
 State of Incorporation          Commission File          IRS Employer
                                      Number           Identification No.

                         7400 E. Crestline Cir. Ste. 130
                           Greenwood Village, CO 80111
                     Address of principal executive offices

                                 (800) 560-5148
                      Telephone number, including area code

                    Former name or former address if changed
                                since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

     Emerging Growth Company [x]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [x]

 Securities registered pursuant to Section 12(b) of the Act:

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       Title of each          Trading          Name of each exchange on which
           class             Symbol(s)                   registered
--------------------------------------------------------------------------------
         None                  N/A                          N/A
--------------------------------------------------------------------------------

     ITEM 1.01. Entry into a Material Definitive Agreement

     On March 19, 2021, Pure Harvest Corporate Group, Inc. (the "Company") entered into a Series A Preferred Stock Purchase Agreement (the "Preferred Stock Purchase Agreement") pursuant to which the Company will issue and sell twenty thousand (20,000) shares of Series A Convertible Preferred Stock par value $0.01 upon the achievement of certain sales milestones by the Company, for aggregate proceeds of two million dollars ($2,000,000). In addition to the Series A Preferred Stock, the Company agreed to issue the purchaser of the Series A Preferred Stock warrants to purchase one million five hundred thousand
(1,500,000) shares of the Company's common stock at an exercise price of seventy-five cents ($0.75) per share.

     Concurrently  with the  Preferred  Stock  Purchase  Agreement,  the Company
entered into a Series A Preferred Shareholder's Rights Agreement (the "Shareholder's Rights Agreement") with the holders of the Company's Series A Preferred Stock. The Shareholder's Rights Agreement provides the holders with various rights, including: two (2) seats on the Company's Advisory Committee, which shall have the right to consult with and advise the Board of Directors and the Management of the Company on significant business issues; information rights related to the operations of the Company and inspection rights regarding the Company's books and records; a strategic management fee (the "Management Fee") determined based on the Company's annual adjusted EBITDA and paid on a quarterly basis for a period of two (2) years after the Preferred Stock is converted to the Company's common stock or until a change of control of the Company is affected, whichever is sooner; and, a right to match investment on all subsequent issuances of new securities for a period of three (3) years.

ITEM 5.03 Amendments to the Articles of Incorporation or Bylaws

     On March 23, 2021, the Company filed a certificate of designation to create the Series A Preferred Stock (the "Certificate of Designation") with the Secretary of State of the State of Colorado. The Certificate of Designation, which forms a part of the Company's amended Articles of Organization, specifies the terms of the Series A Preferred Stock.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 March 23, 2021

                                      PURE HARVEST CORPORATE GROUP, INC.


                                        By:  /s/ Matthew Gregarek
                                           -------------------------------
                                            Matthew Gregarek
                                            Chief Executive Officer